LIMITED WAIVER

                            RECITALS:

     Reference is made to that certain Credit Agreement dated as of January 31, 1994, as amended by that certain First Amendment to Credit Agreement dated as of April 13, 1995, and that certain Second Amendment to Credit Agreement dated as of September 29, 1995 (as so amended, the"Agreement"), among XCL - Texas, Inc., a Texas corporation ("Borrower"), XCL, Ltd., a Delaware corporation ("Parent") and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation, as Agent and a Lender ("Agent"). Terms used and not defined herein shall have the meanings given them in the Agreement.

     Borrower and Parent have notified Agent of their failure to comply with Sections 5.1(b), 5.1(g), 5.2(g), 5.2(h), 5.2(l),
5.2(n) and 52(o) of the Agreement.

     Borrower and Parent have requested that Agent and Lenders waive the violations of the Sections of the Agreement listed above and that Agent and Lenders waive any Default or Event of Default occurring as a result thereof.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.     Books, Financial Statements and Reports.

          (a) Lenders and Agent hereby waive Parent's non-compliance with Section 5.1(b)(v) of the Agreement resulting from Parent's failure to deliver by February 28, 1996, an engineering report prepared by Netherland, Sewell & Associates, Inc. as of December 31, 1995, and waive any Default or Event of Default occurring as a result thereof. By April 16, 1996, Parent shall deliver an internally prepared engineering report in form and substance satisfactory to Agent and containing information and analysis comparable in scope to that contained in the Initial Engineering Report. By June 30, 1996, Parent shall deliver an engineering report prepared by Netherland, Sewell & Associates, Inc. as of December 31, 1995, which report shall be in the form described in Section 5.1(b)(v) of the Agreement.

          (b) Parent is concurrently herewith delivering an environmental compliance certificate in accordance with
     Section 5.1(b)(viii) and Lenders and Agent hereby waive Parent's non-compliance with Section 5.1(b)(viii) of the Agreement resulting from Parent's failure to deliver such certificate within 30 days after the Fiscal Year 1995, and waive any Default or Event of Default occurring as a result thereof.

          (c) Parent is concurrently herewith delivering an internally generated operating plan of the Related Persons for Fiscal Year 1996 in accordance with Section 5.1(b)(x) of the Agreement and Agent and Lenders hereby waive Parent's non-compliance with Section 5.1(b)(x) of the Agreement resulting from Parent's failure to deliver such operating plan by January 31, 1996, and waive any Default or Event of Default occurring as a result thereof.

     2.     Payment of Taxes.

          (a) Lenders and Agent hereby waive Parent's non-compliance with Section 5.1(g) of the Agreement resulting from Parent's failure to timely file its franchise tax for the Fiscal Year 1995, and waive any Default or Event of Default occurring as a result thereof.

          (b) Lenders and Agent hereby waive the Related Persons' noncompliance with Section 5.1(g) of the Agreement resulting from the Related Persons' failure prior to the date hereof to pay all trade payables within 120 days after the original invoice or billing date thereof, and hereby waive any Default or Event of Default occurring as a result thereof. Lenders and Agent hereby agree that, notwithstanding Section 5.1(g) of the Agreement, the Related Persons may have trade payables over 120 days past the original invoice or billing date in an aggregate outstanding amount not to exceed $650,000, provided that the Related Persons shall deliver biweekly payable reports to Agent beginning on April 12, 1996 and continuing regularly thereafter, and shall pay all such delinquent trade payables in full within 30 days after the closing of the sale of the Series E Preferred Stock of Parent (the "Series E Preferred Stock").

     3.     Limitation on Issuance of Securities.
Notwithstanding the limitation on issuance of securities in
Section 5.2(g) of the Agreement, Agent and Lenders hereby consent to the issuance of the Series E Preferred Stock.

     4. Limitations on Investments. Lenders and Agent hereby waive the Related Persons' non-compliance with Section 5.2(g) of the Agreement resulting from the Related Persons' investment heretofore made in a lubrication oil refining facility for production from the Danang Field, Bohai Bay, China permitted for such investments, and waive any Default or Event of Default occurring as a result thereof. The Related Persons hereby covenant and agree that they shall not make any additional investment from the date hereof in the lubrication oil refining facility for production from the Danang Field, Bohai Bay, China except from the proceeds of an equity issuance by an Affiliate of Borrower or from the proceeds of a sale of the joint venture portion of, or a working interest in, the lubrication oil refining facility.

     5. Limitation on Credit Extensions. Lenders and Agent hereby waive the Related Persons' non-compliance with Section 5.2(h) of the Agreement resulting from the extensions of credit made by the Related Persons to officers of Parent prior to December 31, 1995, and waive any Default or Events of Default occurring as a result thereof.

     6     Current Ratio. Lender and Agent hereby waive Parent's
non-compliance with Section 5.2(l) until September 30, 1996, and waive any Default or Events of Default occurring as a result thereof.

     7.     Tangible Net Worth. The first sentence of Section
5.2(m) of the Agreement is hereby amended to read as follows:

     "Parent's Consolidated Tangible Net Worth will never be less than $15,000,000 on or after April 3, 1996 and any time thereafter."

     6. Borrower's Net Worth. Lender and Agent hereby waive Borrower's non-compliance with Section 5.2(n), so long as the aggregate SEC value of Borrower's properties, including the Galvan Ranch property, is in excess of the outstanding principal amount of the Loan.

     9,     Cash Flow Coverage. Lenders and Agent hereby waive
Parent's non-compliance with Section 5.2(o) until September 30,
1996, and waive any Default or Events of Default occurring as a result thereof.

                   LIMITATIONS AND CONDITIONS;

     1. Borrower and Parent hereby represent and warrant to Lenders and Agent that immediately after giving effect to this Limited Waiver there shall exist no Default or Event of Default and immediately after giving effect to this Limited Waiver all representations and warranties contained herein, in the Agreement or otherwise made in writing by Borrower or Parent in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as if those representations and warranties had been made on and as of the date hereof, except to the extent such representations and warranties by their terms speak as of an earlier date.

     2. Except as expressly waived or agreed herein, all covenants, obligations and agreements of Borrower or Parent contained in the Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Agreement or any of the documents referred to therein. or (b) except as expressly set forth herein, prejudice any right or rights which any Lender or Agent may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified hereby. the terms and provisions of the Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by Borrower and Parent in all respects.

     3. Borrower and Parent agrees to reimburse and save Lenders and Agent harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Limited Waiver, including, without limitation, the reasonable fees and expenses of legal counsel to Lender which may be payable in respect of, or in respect of any modification of, this Limited Waiver. As conditions to the effectiveness of this Limited Waiver: (i) Borrower and Parent must send $10,255.96 to Agent's counsel, Thompson & Knight, P.C., and (ii) XCL-Acquisitions shall have transferred all of its right, title and interest in and to the Galvan Ranch to Borrower.

     4,     This Limited Waiver and the rights and obligations
of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

     5. This Limited Waiver and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Limited Waiver is a "Loan Document" as defined and described in the Agreement and all of the terms and provisions of the Agreement relating to Loan Documents shall apply hereto.

     6. This Limited Waiver may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned parties have executed this Limited Waiver as of the 3rd day of April, 1996.


                                   INTERNATIONALE NEDERLANDEN
                                   (U.S.) CAPITAL CORPORATION
                                   as Agent and Lender

                                        /s/  Nancy Frohman
                                       --------------------------
                                   By:     Nancy Frohman
                                           Vice President


                                   XCL - TEXAS INC.


                                           /s/ David A. Melman
                                        By:--------------------
                                      Name:  David A. Melman
                                     Title:  Vice President

                                   XCL, LTD.

                                           /s/ David A. Melman
                                   By:------------------------
                                 Name:  David A. Melman
                                Title:   Executive Vice President

     Each of The Exploration Company of Louisiana, Inc., XCL-Louisiana, Inc., XCL-Acquisition, Inc. and XCL Exploration & Production, Inc. hereby (a) consents to the provisions of the foregoing Limited Waiver and the transactions contemplated therein, (b) hereby ratifies and confirms its respective Guaranty dated as of January 31, 1994, made by it for the benefit of Agent, and all other Loan Documents heretofore made by it for the benefit of Agent, and (c) agrees that its obligations and covenants under such Guaranty and Loan Documents are unimpaired by such Waiver and Consent and are and shall remain in full force and effect.

                                   XCL LTD.

                                        /s/ David A. Melman
                                   By:---------------------------
                                 Name:  David A. Melman
                                Title:  Executive Vice President



                                   XCL-LOUlSlANA, INC.


                                         /s/ David A. Melman
                                   By:-----------------------------
                                 Name:  David A. Melman
                                Title:  Vice President


                                   XCL-ACQUlSlTlONS, INC.

                                       /s/ David A. Melman
                                   By:--------------------------
                                 Name:  David A. Melman
                                Title:  Vice President



                                   The Exploration Company of
                                   Louisiana, Inc.

                                        /s/  David A. Melman
                                   By:---------------------------
                                 Name:   David A. Melman
                                Title:   Vice President